UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2007

VAUGHAN FOODS, INC.
(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

     Vaughan Foods, Inc.
216 N.E. 12th Street
Moore, OK 73160
(405) 794-2530
(405) 895-6596 Facsimile
(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of
certain Officers; Compensatory Arrangements of Certain Officers

          (b) On October 24, 2007, Vernon J. Brandt, Jr. resigned from his position with the Company as Vice-President, Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: October 30, 2007	By:	/s/ Herb Grimes
Herb Grimes
Chairman and Chief Executive Officer